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Morgan Stanley Investment Management

Morgan Stanley

The Thai Fund, Inc.

Time is running out for existing stockholders to acquire new shares of the Fund through the rights offering. The prospectus for this offering was mailed to you in late May 2006.

To exercise your Rights, contact your financial advisor, custodian or trust officer with instructions prior to expiration, 5:00 p.m. New York time on June 19, 2006, unless extended. Rights may not be exercised after the expiration date.

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Morgan Stanley Investment Management
1221 Avenue of the Americas
New York, New York 10020

To learn more about this rights offering—and potential investment opportunities in Thailand—tune in to our webcast with The Thai Fund, Inc. Portfolio Manager Sebestian Chia.

Go to: www.morganstanley.com/im/thaifund

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).

Additional copies of the prospectus may be obtained by contacting the Information Agent. Please consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing or sending money.

Morgan Stanley Investment Management Inc.
© 2006 Morgan Stanley